Exhibit 99.1
FOR IMMEDIATE RELEASE

Contacts:
Johanna Schmitt	Mark Stoutenberg
Media Relations	Investor Relations
Akamai Technologies	Akamai Technologies
AkamaiPR@akamai.com	mstouten@akamai.com

AKAMAI REPORTS SECOND QUARTER 2025 FINANCIAL RESULTS

Second quarter revenue of $1.043 billion, up 7% year-over-year and up 6% when adjusted for foreign exchange*

Cloud Infrastructure Services** revenue of $71 million, up 30% year-over-year and up 29% when adjusted for foreign exchange*

GAAP net income per diluted share of $0.71, down 17% year-over-year and down 18% when adjusted for foreign exchange*, and non-GAAP net income per diluted share* of $1.73, up 9% year-over-year and when adjusted for foreign exchange*

CAMBRIDGE, Mass. – August 7, 2025 – Akamai Technologies, Inc. (NASDAQ: AKAM), the cybersecurity and cloud computing company that powers and protects business online, today reported financial results for the second quarter ended June 30, 2025.

“Akamai reported excellent results in the second quarter, highlighted by outperformance in both revenue and profitability. Building on our solid momentum from the first two quarters, we are increasing our guidance for revenue and earnings for the remainder of the year, while continuing to invest in key growth areas of security and cloud computing. These investments are paying off — our Cloud Infrastructure Services grew 30% year-over-year — and we expect that rate to accelerate through the remainder of the year,” said Dr. Tom Leighton, Akamai’s Chief Executive Officer. “Looking ahead, we are entering an era where AI is driving decisions, shaping experiences and powering operations, providing a strong tailwind for Akamai as we help businesses maximize their AI investments by ensuring every AI interaction is intuitive, instant and secure.”

Akamai delivered the following results for the second quarter ended June 30, 2025:

Revenue: Revenue was $1.043 billion, a 7% increase over second quarter 2024 revenue of $980 million and a 6% increase when adjusted for foreign exchange.*

Revenue by solution:

•Security revenue was $552 million, up 11% year-over-year and up 10% when adjusted for foreign exchange*
•Delivery revenue was $320 million, down 3% year-over-year and down 4% when adjusted for foreign exchange*
•Cloud computing revenue was $171 million, up 13% year-over-year and up 13% when adjusted for foreign exchange*
◦Cloud Infrastructure Services** revenue of $71 million, up 30% year-over-year and up 29% when adjusted for foreign exchange*

Revenue by geography:

•U.S. revenue was $528 million, up 4% year-over-year
•International revenue was $516 million, up 10% year-over-year and up 8% when adjusted for foreign exchange*

Income from operations: GAAP income from operations was $151 million, a 2% increase from second quarter 2024. GAAP operating margin for the second quarter was 15%, flat from the same period last year.

Non-GAAP income from operations* was $309 million, a 10% increase from second quarter 2024. Non-GAAP operating margin* for the second quarter was 30%, up 1 percentage point from the same period last year.

Net income: GAAP net income was $104 million, a 21% decrease from second quarter 2024. Non-GAAP net income* was $251 million, up 4% from second quarter 2024.

EPS: GAAP net income per diluted share was $0.71, a 17% decrease from second quarter 2024 and an 18% decrease when adjusted for foreign exchange.* Non-GAAP net income per diluted share* was $1.73, a 9% increase from second quarter 2024 and when adjusted for foreign exchange.*

Adjusted EBITDA*: Adjusted EBITDA* was $444 million, a 9% increase from second quarter 2024.

Supplemental cash information: Cash from operations for the second quarter of 2025 was $459 million, or 44% of revenue. Cash, cash equivalents and marketable securities was $1.558 billion as of June 30, 2025.

Share repurchases: The Company spent $300 million in the second quarter of 2025 to repurchase 3.9 million shares of its common stock at an average price of $77.51 per share. The Company had 143 million shares of common stock outstanding as of June 30, 2025.

Financial guidance:

The Company reports the following financial guidance for the third quarter and full year 2025:

	Three Months Ending September 30, 2025		Year Ending December 31, 2025
	Low End	High End	Low End	High End
Revenue (in millions)	$1,035	$1,050	$4,135	$4,205
Non-GAAP operating margin *	28%	28%	29%	29%
Non-GAAP net income per diluted share *	$1.62	$1.66	$6.60	$6.80
Non-GAAP tax rate*	19%	19%	19%	19%
Shares used in non-GAAP per diluted share calculations * (in millions)	145	145	147	147
Capex as a percentage of revenue *	22%	22%	20%	20%

The guidance that is provided on a non-GAAP basis cannot be reconciled to the closest GAAP measures without unreasonable effort because of the unpredictability of the amounts and timing of events affecting the items Akamai excludes from non-GAAP measures. For example, stock-based compensation is unpredictable for Akamai’s performance-based awards, which can fluctuate significantly based on current expectations of the future achievement of performance-based targets. Amortization of intangible assets, acquisition-related costs and restructuring costs are all impacted by the timing and size of potential future actions, which are difficult to predict. In addition, from time to time, Akamai excludes certain items that occur infrequently, which are also inherently difficult to predict and estimate. It is also difficult to predict the tax effect of the items Akamai excludes and to estimate certain discrete tax items, such as the resolution of tax audits or changes to tax laws. As such, the costs that are being excluded from non-GAAP guidance are difficult to predict and a reconciliation or a range of results could lead to disclosure that would be imprecise or potentially misleading. Material changes to any one of the exclusions could have a significant effect on our guidance and future GAAP results.

* See Use of Non-GAAP Financial Measures below for definitions
** Cloud Infrastructure Services consist of the compute and storage solutions based on Linode, along with our EdgeWorkers product and the partner solutions running on our cloud platform

Quarterly Conference Call
Akamai will host a conference call today at 4:30 p.m. ET that can be accessed through 1-833-634-5020 (or 1-412-902-4238 for international calls) and using passcode Akamai Technologies call. A live webcast of the call may be accessed at www.akamai.com in the Investor Relations section. In addition, a replay of the call will be available for two weeks following the conference by calling 1-877-344-7529 (or 1-412-317-0088 for international calls) and using passcode 6719927. The archived webcast of this event may be accessed through the Akamai website.

About Akamai
Akamai is the cybersecurity and cloud computing company that powers and protects business online. Our market-leading security solutions, superior threat intelligence and global operations team provide defense in depth to safeguard enterprise data and applications everywhere. Akamai’s full-stack cloud computing solutions deliver performance and affordability on the world’s most distributed platform. Global enterprises trust Akamai to provide the industry-leading reliability, scale and expertise they need to grow their business with confidence. Learn more at akamai.com and akamai.com/blog, or follow Akamai Technologies on X and LinkedIn.

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)	June 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$850,302	$517,707
Marketable securities	116,322	1,078,876
Accounts receivable, net	779,165	727,687
Prepaid expenses and other current assets	288,038	253,827
Total current assets	2,033,827	2,578,097
Marketable securities	591,249	275,592
Property and equipment, net	2,213,629	1,995,071
Operating lease right-of-use assets	1,063,348	1,006,738
Acquired intangible assets, net	675,217	727,585
Goodwill	3,170,024	3,151,077
Deferred income tax assets	597,015	483,249
Other assets	191,826	151,376
Total assets	$10,536,135	$10,368,785
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$146,617	$130,447
Accrued expenses	272,144	370,888
Deferred revenue	179,761	149,222
Convertible senior notes	—	1,149,116
Operating lease liabilities	271,500	259,134
Other current liabilities	10,497	32,516
Total current liabilities	880,519	2,091,323
Deferred revenue	25,301	26,314
Deferred income tax liabilities	23,378	16,066
Convertible senior notes	4,100,977	2,396,695
Operating lease liabilities	898,638	829,660
Other liabilities	139,814	130,370
Total liabilities	6,068,627	5,490,428
Total stockholders’ equity	4,467,508	4,878,357
Total liabilities and stockholders’ equity	$10,536,135	$10,368,785

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Six Months Ended
(in thousands, except per share data)	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Revenue	$1,043,494	$1,015,139	$979,580	$2,058,633	$1,966,550
Costs and operating expenses:
Cost of revenue (1) (2)	426,535	418,945	402,888	845,480	797,631
Research and development (1)	125,838	123,549	113,352	249,387	230,284
Sales and marketing (1)	146,239	134,131	139,039	280,370	273,609
General and administrative (1) (2)	162,597	155,933	153,854	318,530	306,284
Amortization of acquired intangible assets	27,721	27,637	21,076	55,358	42,099
Restructuring charge	3,103	361	1,385	3,464	1,929
Total costs and operating expenses	892,033	860,556	831,594	1,752,589	1,651,836
Income from operations	151,461	154,583	147,986	306,044	314,714
Interest and marketable securities income, net	14,129	19,530	26,628	33,659	54,469
Interest expense	(8,201)	(6,750)	(6,829)	(14,951)	(13,647)
Other (expense) income, net	(5,451)	6,020	(949)	569	(438)
Income before provision for income taxes	151,938	173,383	166,836	325,321	355,098
Provision for income taxes	(48,320)	(50,212)	(35,148)	(98,532)	(47,992)
Net income	$103,618	$123,171	$131,688	$226,789	$307,106

Net income per share:
Basic	$0.72	$0.83	$0.86	$1.54	$2.02
Diluted	$0.71	$0.82	$0.86	$1.53	$1.97

Shares used in per share calculations:
Basic	144,757	149,052	152,265	146,905	151,946
Diluted	145,249	151,064	153,588	148,156	155,527

(1)    Includes stock-based compensation (see supplemental table for figures)
(2)     Includes depreciation and amortization (see supplemental table for figures)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Cash flows from operating activities:
Net income	$103,618	$123,171	$131,688	$226,789	$307,106
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	175,461	174,022	158,549	349,483	314,732
Stock-based compensation	112,776	111,978	98,466	224,754	191,726
Provision for deferred income taxes	12,680	31,383	13,946	44,063	3,479
Amortization of debt issuance costs	1,645	1,605	1,660	3,250	3,342
(Gain) loss on investments	—	(9,313)	66	(9,313)	66
Other non-cash reconciling items, net	1,840	2,142	1,896	3,982	3,958
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(7,440)	(25,677)	17,538	(33,117)	16,802
Prepaid expenses and other current assets	7,430	(37,129)	1,253	(29,699)	(24,763)
Accounts payable and accrued expenses	25,365	(109,906)	19,523	(84,541)	(47,426)
Deferred revenue	8,169	14,948	(11,619)	23,117	22,697
Other current liabilities	(2,181)	(20,276)	624	(22,457)	980
Other non-current assets and liabilities	19,786	(5,748)	(2,627)	14,038	(9,858)
Net cash provided by operating activities	459,149	251,200	430,963	710,349	782,841
Cash flows from investing activities:
Cash received (paid) for business acquisitions, net of cash acquired	790	—	(434,066)	790	(434,066)
Cash paid for asset acquisitions	—	(29,930)	(4,796)	(29,930)	(4,796)
Purchases of property and equipment and capitalization of internal-use software development costs	(223,781)	(196,008)	(163,537)	(419,789)	(337,291)
Purchases of short- and long-term marketable securities	(662,715)	(7,080)	(16,103)	(669,795)	(186,122)
Proceeds from sales, maturities and redemptions of short- and long-term marketable securities	206,270	1,112,955	337,220	1,319,225	519,475
Other, net	(3,430)	(3,091)	(5,400)	(6,521)	4,535
Net cash (used in) provided by investing activities	(682,866)	876,846	(286,682)	193,980	(438,265)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS, continued

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Cash flows from financing activities:
Proceeds from borrowings under revolving credit facility	250,000	—	—	250,000	—
Repayment of borrowings under revolving credit facility	(250,000)	—	—	(250,000)	—
Proceeds from the issuance of convertible senior notes, net of issuance costs	1,702,188	—	—	1,702,188	—
Proceeds from the issuance of warrants related to convertible senior notes	330,855	—	—	330,855	—
Purchases of note hedges related to convertible senior notes	(605,820)	—	—	(605,820)	—
Repayment of convertible senior notes	(1,149,992)	—	—	(1,149,992)	—
Proceeds related to the issuance of common stock under stock plans	9,059	20,182	7,956	29,241	28,266
Employee taxes paid related to net share settlement of stock-based awards	(25,866)	(72,063)	(31,914)	(97,929)	(141,247)
Repurchases of common stock	(300,000)	(499,963)	(127,809)	(799,963)	(253,258)
Other, net	(1,629)	(406)	(8,678)	(2,035)	(10,187)
Net cash used in financing activities	(41,205)	(552,250)	(160,445)	(593,455)	(376,426)
Effects of exchange rate changes on cash, cash equivalents and restricted cash	16,070	5,431	(5,293)	21,501	(9,306)
Net (decrease) increase in cash, cash equivalents and restricted cash	(248,852)	581,227	(21,457)	332,375	(41,156)
Cash, cash equivalents and restricted cash at beginning of period	1,100,311	519,084	470,771	519,084	490,470
Cash, cash equivalents and restricted cash at end of period	$851,459	$1,100,311	$449,314	$851,459	$449,314

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY SOLUTION

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Security	$551,914	$530,695	$498,708	$1,082,609	$989,389
Delivery	320,125	318,988	329,399	639,113	681,157
Cloud computing	171,455	165,456	151,473	336,911	296,004
Total revenue	$1,043,494	$1,015,139	$979,580	$2,058,633	$1,966,550
Revenue growth rates year-over-year:
Security	11%	8%	15%	9%	18%
Delivery	(3)	(9)	(13)	(6)	(12)
Cloud computing	13	14	23	14	24
Total revenue	7%	3%	5%	5%	6%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates (1):
Security	10%	10%	16%	10%	19%
Delivery	(4)	(8)	(12)	(6)	(11)
Cloud computing	13	15	24	14	24
Total revenue	6%	4%	6%	5%	7%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY GEOGRAPHY

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
U.S.	$527,607	$528,739	$508,696	$1,056,346	$1,021,043
International	515,887	486,400	470,884	1,002,287	945,507
Total revenue	$1,043,494	$1,015,139	$979,580	$2,058,633	$1,966,550
Revenue growth rates year-over-year:
U.S.	4%	3%	6%	3%	7%
International	10	2	3	6	5
Total revenue	7%	3%	5%	5%	6%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates (1):
U.S.	4%	3%	6%	3%	7%
International	8	5	5	7	7
Total revenue	6%	4%	6%	5%	7%

(1) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
OTHER SUPPLEMENTAL DATA

	Three Months Ended			Six Months Ended
(in thousands, except end of period statistics)	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Stock-based compensation:
Cost of revenue	$19,314	$18,928	$15,864	$38,242	$28,482
Research and development	39,803	42,268	36,951	82,071	74,996
Sales and marketing	22,263	22,440	18,976	44,703	37,787
General and administrative	31,396	28,342	26,675	59,738	50,461
Total stock-based compensation	$112,776	$111,978	$98,466	$224,754	$191,726

Depreciation and amortization:
Network-related depreciation	$81,824	$78,325	$68,936	$160,149	$134,611
Capitalized internal-use software development amortization	38,059	40,095	42,407	78,154	86,039
Other depreciation and amortization	15,874	15,884	15,983	31,758	32,013
Non-GAAP depreciation and amortization (1)	135,757	134,304	127,326	270,061	252,663
Capitalized stock-based compensation amortization (2)	11,864	11,963	10,048	23,827	19,760
Capitalized interest expense amortization (2)	119	118	99	237	210
Amortization of acquired intangible assets	27,721	27,637	21,076	55,358	42,099
Total depreciation and amortization	$175,461	$174,022	$158,549	$349,483	$314,732

Capital expenditures (1) (3):
Purchases of property and equipment	$135,597	$147,990	$94,463	$283,587	$169,098
Capitalized internal-use software development costs	78,584	77,910	72,653	156,494	150,144
Total capital expenditures	$214,181	$225,900	$167,116	$440,081	$319,242
Capex as a percentage of revenue (1)	21%	22%	17%	21%	16%

End of period statistics:
Number of employees	10,944	10,811	10,920

(1) See Use of Non-GAAP Financial Measures below for a definition
(2) Amortization of capitalized stock-based compensation and interest expense in this table excludes amortization of capitalized stock-based compensation and interest expense related to cloud-computing arrangements and contract fulfillment costs. However, the amounts are included in our total amortization of capitalized stock-based compensation and interest expense that is excluded from our non-GAAP measures (see reconciliations of GAAP to non-GAAP measures).
(3) Capital expenditures presented in this table are reported on an accrual basis, which differs from the cash-basis presentation in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end versus prior periods.

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP INCOME FROM OPERATIONS, NET INCOME AND TAX RATE

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Income from operations	$151,461	$154,583	$147,986	$306,044	$314,714
GAAP operating margin	15%	15%	15%	15%	16%
Amortization of acquired intangible assets	27,721	27,637	21,076	55,358	42,099
Stock-based compensation	112,776	111,978	98,466	224,754	191,726
Amortization of capitalized stock-based compensation and capitalized interest expense	12,288	12,359	10,434	24,647	20,557
Restructuring charge	3,103	361	1,385	3,464	1,929
Acquisition-related costs	1,274	95	2,179	1,369	2,351
Operating adjustments	157,162	152,430	133,540	309,592	258,662
Non-GAAP income from operations	$308,623	$307,013	$281,526	$615,636	$573,376
Non-GAAP operating margin	30%	30%	29%	30%	29%

Net income	$103,618	$123,171	$131,688	$226,789	$307,106
Operating adjustments (from above)	157,162	152,430	133,540	309,592	258,662
Amortization of debt issuance costs	1,645	1,605	1,660	3,250	3,342
(Gain) loss on cost method investments, net	—	(9,313)	66	(9,313)	66
Income tax effect of above non-GAAP adjustments and certain discrete tax items	(11,069)	(11,797)	(24,306)	(22,866)	(71,033)
Non-GAAP net income	$251,356	$256,096	$242,648	$507,452	$498,143

GAAP tax rate	32%	29%	21%	30%	14%
Income tax effect of non-GAAP adjustments and certain discrete tax items	(13)	(10)	(1)	(11)	5
Non-GAAP tax rate	19%	19%	20%	19%	19%

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP NET INCOME PER DILUTED SHARE

	Three Months Ended			Six Months Ended
(in thousands, except per share data)	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
GAAP net income per diluted share	$0.71	$0.82	$0.86	$1.53	$1.97
Adjustments to net income:
Amortization of acquired intangible assets	0.19	0.18	0.14	0.37	0.27
Stock-based compensation	0.78	0.74	0.64	1.52	1.23
Amortization of capitalized stock-based compensation and capitalized interest expense	0.08	0.08	0.07	0.17	0.13
Restructuring charge	0.02	—	0.01	0.02	0.01
Acquisition-related costs	0.01	—	0.01	0.01	0.02
Amortization of debt issuance costs	0.01	0.01	0.01	0.02	0.02
(Gain) loss on cost method investments, net	—	(0.06)	—	(0.06)	—
Income tax effect of above non-GAAP adjustments and certain discrete tax items	(0.08)	(0.08)	(0.16)	(0.15)	(0.46)
Adjustment for shares (1)	—	—	—	—	0.03
Non-GAAP net income per diluted share	$1.73	$1.70	$1.58	$3.43	$3.23

Shares used in GAAP per diluted share calculations	145,249	151,064	153,588	148,156	155,527
Impact of benefit from note hedge transactions (1)	—	—	(199)	—	(1,157)
Shares used in non-GAAP per diluted share calculations (1)	145,249	151,064	153,389	148,156	154,370

(1) Shares used in non-GAAP per diluted share calculations have been adjusted for the three and six months ended June 30, 2024 for the benefit of Akamai's note hedge transactions. During these periods, Akamai's average stock price was in excess of $95.10, which is the initial conversion price of Akamai's convertible senior notes which matured in May 2025. See Use of Non-GAAP Financial Measures below for further definition.

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net income	$103,618	$123,171	$131,688	$226,789	$307,106
Net income margin	10%	12%	13%	11%	16%
Interest and marketable securities income, net	(14,129)	(19,530)	(26,628)	(33,659)	(54,469)
Provision for income taxes	48,320	50,212	35,148	98,532	47,992
Depreciation and amortization	135,757	134,304	127,326	270,061	252,663
Amortization of capitalized stock-based compensation and capitalized interest expense	12,288	12,359	10,434	24,647	20,557
Amortization of acquired intangible assets	27,721	27,637	21,076	55,358	42,099
Stock-based compensation	112,776	111,978	98,466	224,754	191,726
Restructuring charge	3,103	361	1,385	3,464	1,929
Acquisition-related costs	1,274	95	2,179	1,369	2,351
Interest expense	8,201	6,750	6,829	14,951	13,647
(Gain) loss on cost method investments, net	—	(9,313)	66	(9,313)	66
Other expense, net	5,451	3,293	883	8,744	372
Adjusted EBITDA	$444,380	$441,317	$408,852	$885,697	$826,039
Adjusted EBITDA margin	43%	43%	42%	43%	42%

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai provides additional financial metrics that are not prepared in accordance with GAAP (non-GAAP financial measures). Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes, to measure executive compensation and to evaluate Akamai's financial performance. These non-GAAP financial measures are non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per diluted share, Adjusted EBITDA, Adjusted EBITDA margin, non-GAAP tax rate, capital expenditures, non-GAAP depreciation and amortization, capex as a percentage of revenue and impact of foreign currency exchange rates, as discussed below.

Management believes that these non-GAAP financial measures reflect Akamai's ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparison of financial results across accounting periods and may be comparable to those of our peer companies. Management also believes that these non-GAAP financial measures enable investors to evaluate Akamai's operating results and future prospects in the same manner as management. These non-GAAP financial measures may exclude expenses and gains that may be unusual in nature, infrequent or not reflective of Akamai's ongoing operating results.

The non-GAAP financial measures do not replace the presentation of Akamai's GAAP financial measures and should only be used as a supplement to, not as a substitute for, Akamai's financial results presented in accordance with GAAP. Akamai has provided a reconciliation of non-GAAP financial measures used in its financial reporting and investor presentations to the most directly comparable GAAP financial measures. This reconciliation can be found in the “Supplemental Financial Information” on the Investor Relations section of Akamai's website.

The non-GAAP adjustments, and Akamai's basis for excluding them from non-GAAP financial measures, are outlined below:

•Amortization of acquired intangible assets – Akamai has incurred amortization of intangible assets, included in its GAAP financial statements, related to various acquisitions Akamai has made. The amount of an acquisition's purchase price allocated to intangible assets and term of its related amortization can vary significantly and is unique to each acquisition; therefore, Akamai excludes amortization of acquired intangible assets from its non-GAAP financial measures to provide investors with a consistent basis for comparing pre- and post-acquisition operating results.

•Stock-based compensation and amortization of capitalized stock-based compensation – Stock-based compensation is an important aspect of the compensation paid to Akamai's employees which includes long-term incentive plans to encourage retention, performance-based plans to encourage achievement of specified financial targets, short-term incentive awards with a one year vest and shares issued as part of a retirement savings program. The grant date fair value of the stock-based compensation awards varies based on the stock price at the time of grant, varying valuation methodologies, subjective assumptions and the variety of award types. This makes the comparison of Akamai's current financial results to previous and future periods difficult to interpret; therefore, Akamai believes it is useful to exclude stock-based compensation and amortization of capitalized stock-based compensation from its non-GAAP financial measures in order to highlight the performance of Akamai's core business and to be consistent with the way many investors evaluate its performance and compare its operating results to peer companies.

•Acquisition-related costs – Acquisition-related costs include transaction fees, advisory fees, due diligence costs and other direct costs associated with strategic activities, as well as certain additional compensation costs payable to employees acquired from the Linode Limited Liability Company acquisition if employed for a certain period of time. The additional compensation cost was initiated by and determined by the seller, and is in addition to normal levels of compensation, including retention programs, offered by Akamai. Acquisition-related costs are impacted by the timing and size of the acquisitions, and Akamai excludes acquisition-related costs from its non-GAAP financial measures to provide a useful comparison of operating results to prior periods and to peer companies because such amounts vary significantly based on the magnitude of the acquisition transactions and do not reflect Akamai's core operations.

•Restructuring charge – Akamai has incurred restructuring charges from programs that have significantly changed either the scope of the business undertaken by the Company or the manner in which that business is conducted. These charges include severance and related expenses for workforce reductions, impairments of long-lived assets that will no longer be used in operations (including acquired intangible assets, right-of-use assets, other facility-related property and equipment and internal-use software) and termination fees for any contracts cancelled as part of these programs. Akamai excludes these items from its non-GAAP financial measures when evaluating its continuing business performance as such items vary significantly based on the magnitude of the restructuring action and do not reflect expected future operating expenses. In addition, these charges do not necessarily provide meaningful insight into the fundamentals of current or past operations of its business.

•Amortization of debt issuance costs and capitalized interest expense – The issuance costs of Akamai's convertible senior notes are amortized to interest expense and are excluded from Akamai's non-GAAP results because management believes the non-cash amortization expense is not representative of ongoing operating performance.

•Gains and losses on cost method investments – Akamai has recorded gains and losses from the disposition, changes to fair value and impairment of cost method investments. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to these gains and losses are not representative of Akamai's core business operations and ongoing operating performance.

•Income tax effect of non-GAAP adjustments and certain discrete tax items – The non-GAAP adjustments described above are reported on a pre-tax basis. The income tax effect of non-GAAP adjustments is the difference between GAAP and non-GAAP income tax expense. Non-GAAP income tax expense is computed on non-GAAP pre-tax income (GAAP pre-tax income adjusted for non-GAAP adjustments) and excludes certain discrete tax items (such as the impact of intercompany sales of intellectual property related to acquisitions), if any. Akamai believes that applying the non-GAAP adjustments and their related income tax effect allows Akamai to highlight income attributable to its core operations.

Akamai's definitions of its non-GAAP financial measures are outlined below:

Non-GAAP income from operations – GAAP income from operations adjusted for the following items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; amortization of capitalized interest expense; acquisition-related costs; restructuring charges; legal settlements; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP operating margin – Non-GAAP income from operations stated as a percentage of revenue.

Non-GAAP net income – GAAP net income adjusted for the following tax-affected items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; legal settlements; amortization of debt issuance costs; amortization of capitalized interest expense; gains and losses on cost method investments; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP net income per diluted share, or EPS – Non-GAAP net income divided by weighted average diluted common shares outstanding. Diluted weighted average common shares outstanding are adjusted in non-GAAP per share calculations for the shares that would be delivered to Akamai pursuant to the note hedge transactions entered into in connection with the issuances of Akamai's convertible senior notes. Under GAAP, shares delivered under hedge transactions are not considered offsetting shares in the fully-diluted share calculation until they are delivered. However, Akamai would receive a benefit from the note hedge transactions and would not allow the dilution to occur, so management believes that adjusting for this benefit provides a meaningful view of operating performance. With respect to the convertible senior notes due in each of 2033, 2029 and 2027, and those that matured in 2025, unless Akamai's weighted average stock price is greater than $93.01, $126.31, $116.18 and $95.10, respectively, the initial conversion prices, there will be no difference between GAAP and non-GAAP diluted weighted average common shares outstanding.

Adjusted EBITDA – GAAP net income excluding the following items: interest and marketable securities income and losses; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; legal settlements; foreign exchange gains and losses; interest expense; amortization of capitalized interest expense; gains and losses on cost method investments; and other non-recurring or unusual items that may arise from time to time.

Adjusted EBITDA margin – Adjusted EBITDA stated as a percentage of revenue.

Non-GAAP tax rate – GAAP tax rate excluding the tax effect of non-GAAP adjustments and certain discrete tax items.

Capital expenditures, or capex – Purchases of property and equipment and capitalization of internal-use software development costs presented on an accrual basis, which differs from the cash-basis presentation included in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end versus prior periods.

Capex as a percentage of revenue – Capital expenditures, or capex, stated as a percentage of revenue.

Non-GAAP depreciation and amortization – GAAP depreciation and amortization (which consists of depreciation and amortization of property and equipment, capitalized stock-based compensation, capitalized interest expense and acquired intangible assets), less depreciation and amortization excluded from non-GAAP results (which consists of depreciation and amortization of capitalized stock-based compensation, capitalized interest expense and acquired intangible assets).

Impact of foreign currency exchange rate – Revenue and earnings from international operations have historically been important contributors to Akamai's financial results. Consequently, Akamai's financial results have been impacted, and management expects they will continue to be impacted, by fluctuations in foreign currency exchange rates. For example, when the local currencies of our international subsidiaries weaken, our consolidated results stated in U.S. dollars are negatively impacted.

Because exchange rates are a meaningful factor in understanding period-to-period comparisons, management believes the presentation of the impact of foreign currency exchange rates on revenue and earnings enhances the understanding of our financial results and evaluation of performance in comparison to prior periods. The dollar impact of changes in foreign currency exchange rates presented is calculated by translating current period results using monthly average foreign currency exchange rates from the comparative period and comparing them to the reported amount. The percentage growth rate impacted by foreign currency exchange rates, sometimes referred to as constant currency, is calculated by comparing the prior period amounts as reported and the current period amounts translated using the same monthly average foreign currency exchange rates from the comparative period.

Akamai Statement Under the Private Securities Litigation Reform Act
This release and related management commentary on our quarterly earnings conference call scheduled for later today contain statements that are not statements of historical fact and constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about expected future financial performance, expectations, plans and prospects of Akamai, including our outlook, guidance and growth objectives. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, inability to continue to generate cash at the same level as prior years; failure of our investments in innovation to generate solutions that are accepted in the market; inability to increase our revenue at the same rate as in the past and keep our expenses from increasing at a greater rate than our revenues; effects of competition, including pricing pressure and changing business models; impact of macroeconomic trends, including economic uncertainty, turmoil in the financial services industry, the effects of inflation, rising and fluctuating interest rates, foreign currency exchange rate and monetary supply fluctuations, international tensions and volatility in capital markets; conditions and uncertainties in the geopolitical environment, including sanctions and disruptions resulting from the ongoing war in Ukraine and the Israel-Hamas war; continuing supply chain and logistics costs, constraints, changes or disruptions; defects or disruptions in our products or IT systems, including outages, cyber-attacks, data breaches or malware; difficulties in integrating our acquisitions and investments; failure to realize the expected benefits of any of our acquisitions, reorganizations or investments; changes to economic, political and regulatory conditions in the United States and internationally, including changes in government policies, regulations and resources; our ability to attract and retain key personnel; delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities or failure of such solutions to operate as expected, and other factors that are discussed in our Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents filed with the SEC.

In addition, the statements in this press release and on our quarterly earnings conference call represent Akamai's expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai's expectations or beliefs as of any date subsequent to the date of this press release.